UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2014

SOUTHERN TRUST SECURITIES HOLDING CORP.
 (Exact name of registrant as specified in its charter)

Florida	000-52618	651001593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

145 Almeria Ave., Coral Gables, Florida 33135
 (Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code):
(305) 446 4800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 23, 2014, in the Circuit Court for Miami-Dade County, Florida, Southern Trust Securities Holding Corp. (STSHC) filed a final judgment based on a jury verdict, in favor of and pertaining to the case involving Salvador Frieri, to recover $7,369,222 plus interest.  The firm has filed an appeal to request a new hearing.

On January 9, 2014, the Court considered motions by Southern Trust Securities, Inc. (STS), the broker-dealer, and granted a directed verdict in favor of STS and against plaintiff, Salvatore Frieri, removing STS from the case and to recover costs from Plaintiff in an amount to be determined by the Court.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN TRUST SECURITIES HOLDING CORP.

Dated: June 11, 2014	By:	/s/ Susan Escobio
Susan Escobio
Director